UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement ☐ Confidential, for Use of the Commission
☒	Definitive Proxy Statement Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GENERATION NEXT FRANCHISE BRANDS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to amend and replace the date of record from June 24, 2019 to June 25, 2019. Please note that no changes have been made to the body of the Proxy Statement other than the date of record.

 GENERATION NEXT FRANCHISE BRANDS, INC.

2620 Financial Court, Suite 100

San Diego, CA 92128

July 12, 2019

To Our Stockholders:

You are cordially invited to attend the Special Meeting of stockholders of Generation Next Franchise Brands, Inc. (“we,” “us,” “our” or the “Company”) to be held at 2620 Financial Court, Suite 100, San Diego, CA 92128, at 11:00 a.m., Pacific Time, August 2, 2019 to act on the following matters:

1.	Ratification of the appointment of Benjamin & Young, LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending June 30, 2019;

2.	Approval to amend our Articles of Incorporation to increase the authorized shares of Common Stock that we have authority to issue from 100,000,000 shares to 200,000,000 shares;

3.	Change the name of the Company from Generation Next Franchise Brands, Inc. to Generation Next;

4.

To approve the adjournment of the Special Meeting, if necessary or advisable, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve any or all of the foregoing items of business; and

5.	To transact any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

Information about the Special Meeting, including the matters on which stockholders will act, may be found in the notice of special meeting and Proxy Statement accompanying this letter. We look forward to greeting in person as many of our stockholders as possible.

Only stockholders who own shares of our Common Stock, at the close of business on June 25, 2019, are entitled to notice of and to vote at the Special Meeting. All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to submit your proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the Special Meeting. Submission of a proxy does not disqualify a stockholder from attending the Special Meeting and voting in person.

Sincerely yours,

/s/ Nick Yates

Nick Yates

Chief Executive Officer and Chairman

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GENERATION NEXT FRANCHISE BRANDS, INC.

2620 Financial Court, Suite 100

San Diego, CA 92128

_____________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

_____________________________________________________

The Special Meeting of Stockholders of Generation Next Franchise Brands, Inc. (“we,” “us,” “our” or the “Company”) will be held at the Company headquarters located at 2620 Financial Court, Suite 100, San Diego, CA, at 11:00 a.m., Pacific Time, August 2, 2019, for the following purposes:

1.	Ratification of the appointment of Benjamin & Young, LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending June 30, 2019;

2.	Approval to amend our Articles of Incorporation to increase the authorized shares of Common Stock that we have authority to issue from 100,000,000 shares to 200,000,000 shares;

3.	Change the name of the Company from Generation Next Franchise Brands, Inc. to Generation Next;

4.

To approve the adjournment of the Special Meeting, if necessary or advisable, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve any or all of the foregoing items of business; and

5.	To transact any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only stockholders who owned our Common Stock at the close of business on June 25, 2019, can vote at this meeting or any adjournments that may take place. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the manner described herein, for that purpose. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

/s/ Nick Yates

Nick Yates

Chief Executive Officer and Chairman

Dated: July 12, 2019

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO ________________________

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

GENERATION NEXT FRANCHISE BRANDS, INC.

2620 Financial Court, Suite 100

San Diego, CA 92128

PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

 TO BE HELD ON AUGUST 2, 2019

INFORMATION CONCERNING SOLICITATION AND VOTING

The board of directors (the “Board”) of Generation Next Franchise Brands (“we,” “us,” “our” or the “Company”) is soliciting proxies in the form enclosed with this proxy statement (“Proxy Statement”) for use at the special meeting (the “Special Meeting”) of stockholders of the Company to be held on August 2, 2019 at 11:00 A.M. PST at the Company headquarters, 2620 Financial Court, Suite 100, San Diego, CA 92128, and at any adjournment or postponement thereof. The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of our Common Stock, par value $0.001 (the “Common Stock”), in their names and the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

Only stockholders of record at the close of business on June 25, 2019 (the “Record Date”) are entitled to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 73,358,073 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Special Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the stockholder’s directions. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board written notice of the revocation, by submitting a proxy bearing a later date or by attending the Special Meeting and voting in person.

The presence in person or by properly executed proxies of holders representing a majority of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of elections appointed for the Special Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against the Proposals. Brokers holding Common Stock for beneficial owners in “street name” must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on “routine” matters. Absent specific instructions from the beneficial owners in the case of “non-routine” matters, the brokers may not vote the shares. “Broker non-votes” result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Special Meeting on those matters as to which instructions to vote are not provided by the owner.

The Board has adopted and approved the Proposals set forth herein as being in the best interest of the Company and recommends that the Company’s stockholders vote “FOR” the Proposals. This Proxy Statement, the accompanying Notice of Special Meeting and the form of proxy have been first sent to the stockholders on or about July __, 2019.

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QUESTION AND ANSWER SUMMARY: ABOUT THE SPECIAL MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials from us because you were a stockholder of record of Generation Next Franchise Brands at the close of business on the Record Date (June 25, 2019). As a stockholder of record, you are invited to attend the Special Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

What is being voted on at the Special Meeting?

The Board is asking stockholders to consider three items at this Special Meeting of stockholders:

1.	Ratification of the appointment of Benjamin & Young, LLP as the Company’s independent registered public accounting firm (independent auditors) for the year ending June 30, 2019;

2.	Approval to amend our Articles of Incorporation to increase the authorized shares of Common Stock that we have authority to issue from 100,000,000 shares to 200,000,000 shares;

3.	Change the name of the Company form Generation Next Franchise Brands, Inc. to Generation Next;

4.

To approve the adjournment of the Special Meeting, if necessary or advisable, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve any or all of the foregoing items of business; and

5.	To transact any other business that may properly come before the Special Meeting and any adjournments or postponements thereof.

Who can vote at the Special Meeting?

The Board has set June 25, 2019 as the Record Date for the Special Meeting. Only persons holding shares of our Common Stock of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Special Meeting. Each share of our Common Stock will be entitled to one vote per share on each matter properly submitted for vote to our stockholders at the Special Meeting. On the Record Date, there were 73,358,073 shares of our Common Stock outstanding held by a total of approximately 282 stockholders of record.

What constitutes a quorum for the Special Meeting?

To constitute a quorum for the Special Meeting, we need a majority of the issued and outstanding shares of Common Stock entitled to vote to be present, in person or by proxy, including votes as to which authority to vote is withheld, holders of shares of Common Stock abstaining, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares of Common Stock on one or more matters) on the Proposals, all of which will be considered present at the Special Meeting for purposes of establishing a quorum for the transaction of business at the Special Meeting.

How do I vote?

Registered Stockholders have three voting options: (1) voting at the Special Meeting; (2) completing and sending in the enclosed proxy card via mail, email or facsimile; or (3) casting a vote on the Internet for such shares.

How do I cast my vote on the Internet?

Vote online at the following site: (http://www.vstocktransfer.com). All online votes must be received by the Company’s transfer agent on or before 11:59 P.M. (EST) on August 2, 2019. Those voting online must use the shareholder control number shown on the proxy card. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

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To whom and how do I send the enclosed proxy card?

There are several ways to submit your proxy card, including by

By e-mail: Complete, sign, date, and scan the proxy card you received and return it to the Company’s stock transfer agent - VStock Transfer, LLC – by e-mailing it to vote@vstocktransfer.com. All votes delivered by e-mail must be received by the Company stock transfer agent on or before 11:59 P.M. (EST) on August 2, 2019. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Fax: Complete, sign and date the proxy card you received and return it to the Company’s stock transfer agent — VStock Transfer, LLC – by fax to (646) 536-3179. All votes delivered by Fax must be received by the Company stock transfer agent on or before 11:59 P.M. (EST) on August 2, 2019. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Mail: Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — VStock Transfer, LLC at 18 Lafayette Place, Woodmere, New York 11598. All mailed proxies must be received by the Company’s stock transfer agent, on or before 11:59 P.M. (EST) on August 2, 2019.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

How many votes do I have?

Each record holder of Common Stock is entitled to one vote per share of Common Stock.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Company, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Special Meeting. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request. However, attendance at the Special Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the stockholder’s name and must be received prior to the Special Meeting to be effective.

What vote is required to approve the Proposals?

To approve the ratification of the independent auditors and the adjournment of the Special Meeting, we must receive the affirmative vote of a majority of the votes cast. To approve the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock and the amendment to the Company’s Articles of Incorporation to change the name of the Company, we must receive the affirmative vote of the holders a majority of our issued and outstanding shares of common stock. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company constitutes a quorum and a quorum is required for the approval of all proposals.

No stockholder will have appraisal or dissenter’s rights with respect to the Proposals.

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What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as ratification of the appointment of independent accountants), but not on non-routine matters (such as stockholder proposals). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but not non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are broker non-votes counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for the Proposals and will have no effect on the result of the vote for Proposals 1 and 4. Broker non-votes will have the same effect as a vote against Proposals 2 and 3.

How are abstentions counted?

Abstentions will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for the Proposals 1 and 4 and will have no effect on the result of the vote for Proposals 1 and 4. Abstentions will be treated as votes against Proposals 2 and 3.

How does the Board recommend that I vote?

Our Board unanimously recommends that our stockholders vote “FOR” the Proposals to be presented at the meeting.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Other Matters

The Company’s transfer agent is VStock Transfer. Votes cast by proxy will be counted by the inspector of election appointed for the Special Meeting. The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Neither Nevada law nor our Articles of Incorporation or bylaws provide our stockholders with dissenters’ rights in connection with the amendment of the Articles of Incorporation.

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PROPOSAL 1

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITOR

Background

The Audit Committee has recommended and approved the appointment of Benjamin & Young, LLP (“Benjamin & Young”) as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending June 30, 2019. The Company is seeking stockholder ratification of such action.

It is expected that representatives of Benjamin & Young will not attend the Special Meeting or be available to make a statement if they desire to do so or respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The following table summarizes the fees of Benjamin & Young, our independent auditors, billed to us in the fiscal year ending June 30, 2019. Benjamin & Young did not provide audit services for us prior to the fiscal year ending June 30, 2019.

2019
Audit Fees	$94,634.54
Audit-Related Fees	$7,843.49
All Other Fees	-
Total	$102,478.08

Audit Fees. Audit Fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Report on Forms 10-K, reviews of our interim consolidated financial statements included in our Quarterly Reports on Forms 10-Q and related matters.

Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

All Other Fees. All other fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above.

Pre-Approval Policies and Procedures

The Audit Committee of the Board annually reviews and pre-approves certain audit and non-audit services that may be provided by our independent registered public accounting firm and establishes and pre-approves the aggregate fee level for these services. Any proposed services that would cause us to exceed the pre-approved aggregate fee amount must be pre-approved by the Audit Committee. All audit services for 2018 and 2017 were pre-approved by the Audit Committee.

In the event the stockholders do not ratify the appointment of Benjamin & Young as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF BENJAMIN & YOUNG AS THE AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2019.

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PROPOSAL 2

APPROVAL OF AN AMENDMENT TO INCREASE

THE NUMBER OF AUTHORIZED COMMON SHARES

Our Board has determined it is advisable to amend our Articles of Incorporation to increase the number of authorized shares of Common Stock from the current 100,000,000 shares to a new total of 200,000,000 shares, and has voted to recommend that our stockholders adopt an amendment to the Company’s Articles of Incorporation effecting this proposed increase.

Currently, the Company’s Articles of Incorporation authorize the issuance of 100,000,000 shares of Common Stock. As of the Record Date, there were 73,358,073 issued and outstanding shares of our Common Stock. We have also reserved 8,300,000 shares under transfer agent reservation rights granted pursuant to certain outstanding variable convertible notes issued by the Company.

Reasons for Amendment to Articles of Incorporation

The Board believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock available in order to provide flexibility for corporate action in the future. We are considering, and will continue to consider, various financing options, including the issuance of Common Stock or securities convertible into Common Stock, from time to time to raise additional capital to support future growth of the Company and the Company’s strategic plans. As a result of the increase in authorized shares of Common Stock, the Board will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving Common Stock or other securities convertible into Common Stock, including, without limitation, public offerings or private placements of Common Stock or securities convertible into Common Stock.

In addition, the Company’s growth strategy may include the pursuit of selective acquisitions to execute our business plan. The Company may also use the additional Common Stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, business combinations and investments.

We do not presently have any agreements, commitments or arrangements regarding the 100,000,000 shares of our Common Stock that would be newly authorized upon the increase to our authorized Common Stock. We will not solicit further authorization by vote of our stockholders for the issuance of the additional shares of Common Stock proposed to be authorized, except as required by law, regulatory authorities or rules of the Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities. The Common Stock does not have any cumulative voting, preemptive, subscription or conversion rights.

The Effects, if any, on the Increase in the Company’s authorized shares of Common Stock

The amendment will not affect the relative voting power or equity interest of any stockholder, except that the additional 100,0000 shares of Common Stock that may be issued following approval of the amendment to increase the number of authorized common shares, if so approved, would dilute the relative voting power of the Company shares of Common Stock currently outstanding. Any shares issued, pursuant to the increase in the authorized shares, would dilute the percentage ownership interest of existing holders of our Common Stock and the value of the shares held by such stockholders may be diluted.

The Company’s Articles of Incorporation presently authorizes 100,000,000 shares of Common Stock. The adoption of the amendment to the Company’s Articles of Incorporation will increase the authorized number of shares of Common Stock from 100,000,000 to 200,000,000.

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For illustrative purposes only, the following table shows the effect on our authorized shares of Common Stock as a result of the amendment:

	On Record Date	Adoption of Amendment
Authorized Shares of Common Stock	100,000,000	200,000,000
Issued and Outstanding Shares of Common Stock(1)	73,358,073	73,358,073
Issued and Outstanding Shares of Common Stock, and Pro forma Issued and Outstanding Shares of Common Stock (2)	97,866,186	97,866,186
Shares of Common Stock available for future issuance	2,133,815	102,133,815

____________

(1)	This does not include 8.3 million shares reserved under existing transfer agent reservations.
(2)

This does not include 8.3 million shares held under an existing transfer agent reservation but does include 8,940,468 of shares of Common Stock that are required to be issued at the current conversion rates of outstanding convertible notes.

As a result of the amendment, additional shares of Common Stock will be available from time to time in the future, for any proper corporate purpose, including equity financings, stock splits, stock dividends, acquisitions, stock option plans and other employee benefit plans, and for strategic transactions. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction. However, the increase in authorized capital stock has not been authorized in response to any effort of which the Company is aware to accumulate shares of our capital stock to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. The Board does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Interest of the Directors and Executive Officers in the Increase in Authorized Capital Stock

The current officers and executive directors of the Company do not have any substantial interest, direct or indirect, in the amendment to our Articles of Incorporation.

Form of Amendment of Additional Article Section 1 the Articles of Incorporation.

Attached hereto as Appendix “A” is a form of Certificate Amendment to our Articles of Incorporation to effect the proposed increase.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 200,000,000 SHARES.

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PROPOSAL 3

CHANGE OF NAME OF THE COMPANY

The Company’s long term strategic vision is to expand beyond the franchise model and to associate itself strongly with the broader category of unattended retail technology as opposed to only franchise brands. Therefore, the Company seeks to change its name to “Generation Next” and remove the additional words “Franchise Brands” from its name. Changing the name of the Company will require an amendment to the Company’s Articles of Incorporation, which requires the approval of holders of the majority of our issued and outstanding stock. If this Proposal 3 is approved, Article First of the Company’s Articles of Incorporation will be amended in its entirety as follows: “The name of the Corporation is Generation Next.”

Current Company stock certificates will remain valid and no exchange of certificates will be required, unless and until the securities are sold or transferred.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE CHANGE OF NAME OF THE COMPANY.

PROPOSAL 4

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR

ADVISABLE, TO SOLICIT ADDITIONAL PROXIES

The Board is proposing for approval by our stockholders the adjournment of the Special Meeting, if necessary or advisable, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve any or all of the other proposals to be voted on at the Special Meeting, as described in this Proxy Statement. The Special Meeting may also be adjourned if there is not a quorum present at the commencement of the Special Meeting to conduct the business of the Special Meeting, which would occur if holders of at least a majority of the outstanding shares of our common stock as of the record date for the Special Meeting are not present or represented by proxy at the Special Meeting.

In any such case, and if this Proposal 4 is approved by our stockholders, the Chair of the Special Meeting may determine, in his or her discretion, to adjourn the Special Meeting to another place, date or time. If such an adjournment occurs and is for more than 30 days, or if after the adjournment a new record date is established by the Board for the adjourned Special Meeting, then a notice of the adjourned Special Meeting would be given to each stockholder of record entitled to vote at such adjourned Special Meeting; otherwise, no such new notice would be given to stockholders, and the place, date or time of the adjourned Special Meeting would be announced at the Special Meeting at which the adjournment is taken.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR ADVISABLE.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of June 25, 2019, certain information regarding beneficial ownership of our Common Stock by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock; (ii) each director and director-nominee; (iii) each named executive officer; and (iv) all executive officers and directors as a group. As of June 25, 2019, there were 73,358,073 shares of Common Stock issued and outstanding.

Name and Address of Beneficial Owner (1) Officers and directors	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned (2)

Nicholas Yates, CEO, Director (3)	16,685,213	23%
Arthur S. Budman, Director (4)	909,996	1%
Lavaille Lavette, Director	100,833	0%
Christopher Maudlin, Director	100,833	0%
All directors, former directors and executive officers as a group (4 persons)	17,796,875	24%

___________

(1)

Applicable percentage of ownership is based on 73,358,073 shares of Common Stock issued and outstanding together with securities exercisable or convertible into shares of Common Stock within sixty (60) days for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable or convertible into shares of Common Stock, that are currently exercisable or exercisable within sixty (60) days of June 25, 2019 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Percentage of class beneficially owned is calculated by dividing the amount and nature of beneficial ownership by 73,358,073 shares, deemed to be the total shares of common stock outstanding as of the date of this table

(3)

15,648,298 shares are owned by a trust of which Mr. Yates is an affiliate, 488,556 shares are owned by Mr. Yates personally, 48,379 shares are owned by the spouse of Mr. Yates and 500,000 shares are available through the exercise of options.

(4)	Amount include shares granted to Mr. Budman under an initial employment agreement dated October 1, 2014.

DESCRIPTION OF CAPITAL STOCK

Common Stock

The holders of Common Stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders. The holders of Common Stock have the sole right to vote. The Common Stock does not have any cumulative voting, preemptive, subscription or conversion rights. Election of directors requires the affirmative vote of a plurality of shares represented at a meeting, and other general stockholder action (other than an amendment to our Articles of Incorporation) requires the affirmative vote of a majority of shares represented at a meeting in which a quorum is represented. The outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

The holders of Common Stock are entitled to receive dividends, if declared by our Board, out of funds legally available. In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment or provision for all liabilities.

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The authorized but unissued shares of our Common Stock are available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including future offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of Common Stock may enable our Board to issue shares of stock to persons friendly to existing management, which may deter or frustrate a takeover of the Company.

Indemnification of Directors and Officers

Our Articles of Incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the Nevada Business Corporations Act, as amended from time to time (“NBCA”), subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. We are also permitted to maintain insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the NBCA would permit indemnification.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Proxy Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecasted in the forward-looking statements.

The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date on the front of the document.

DIVIDEND POLICY

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board. We intend to retain earnings, if any, for use in its business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

By Order of the Board of Directors

/s/ Nick Yates

July 12, 2019

San Diego, CA

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APPENDIX A FORM OF CERTIFICATE OF AMENDMENT

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Generation Next Franchise Brands, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3: The number of Authorized shares with par value is 225,000,000; 200,000,000 common shares and 25,000,000 preferred shares.

Additional Articles, Section 1: See Attachment A attached hereto.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

ATTACHMENT A

Section 1. Capital Stock.

The aggregate number of shares that the Corporation will have authority to issue is Two Hundred Twenty Five Million (225,000,000) of which Two Hundred Million (200,000,000) shares will be common stock, with a par value of $.001 per share, and Twenty Five Million (25,000,000) shares will be preferred stock, with a par value of $0.001 per share.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

a. The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

b. Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

c. The amount payable upon shares in the event of voluntary or involuntary liquidation;

d. Sinking fund or other provisions, if any, for the redemption or purchase of shares;

e. The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

f. Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and,

g. Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any payable to holder of Preferred Stock for the current period and in the case of cumulative dividends, if any for all past periods) have been paid, are being paid or have been set aside for payments, in accordance with the terms of e Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.